Essential to care Q1FY2010 Investor/Analyst Call November 5, 2009 Exhibit 99.3

2 2 2
Forward-looking statements and
GAAP reconciliation
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. These risks and uncertainties include (but are not limited to) uncertainties and risks regarding the effect of the CareFusion spinoff on Cardinal Health; the performance of CareFusion and the proceeds realized from future sales of CareFusion stock; competitive pressures in Cardinal Health’s various lines of business; the loss of one or more key customer or supplier relationships or changes to the terms of those relationships; the timing of generic and branded pharmaceutical introductions and the frequency or rate of branded pharmaceutical price appreciation or generic pharmaceutical price deflation; changes in the distribution patterns or reimbursement rates for health care products and/or services; the results, consequences, effects or timing of any inquiry or investigation by any regulatory authority or any legal or administrative proceedings; the effects of disruptions in the financial markets, including uncertainties related to the availability and/or cost of credit on Cardinal Health’s customers and vendors; the ultimate features of government health care reform initiatives and their enactment and implementation; and conditions in the pharmaceutical market and general economic and market conditions. In addition, Cardinal Health is subject to additional risks and uncertainties described in Cardinal Health’s Form 10-K, Form 10-Q and Form 8-K
reports (including all amendments to those reports) and exhibits to those reports. This presentation reflects management’s views as of Nov. 5, 2009. Except to the extent required by applicable law, Cardinal Health undertakes no obligation to update or revise any forward-looking statement.  In addition, this presentation includes non-GAAP financial measures. Cardinal Health provides definitions and reconciling information at the end of this presentation and on its investor relations page at
www.cardinalhealth.com.
A transcript of
the conference call will be available on the investor relations page at
www.cardinalhealth.com.

3 3 Q1 FY2010 Results

4 4 4
Q1 FY10 Q1 FY09 Q1 FY10 Q1 FY09
Revenue $24,781 $23,437
   % change 6% 11%
Operating earnings $240 $287 $323 $311
   % change (16)% (15)% 4% (13)%
   Ratio to revenue 0.97% 1.22% 1.30% 1.33%
Earnings from continuing ops ($62) $172 $194 $168
   % change N.M. (19)% 15% (24)%
   Ratio to revenue N.M. 0.73% 0.78% 0.72%
Diluted EPS from continuing ops ($0.17) $0.48 $0.54 $0.47
   % change N.M. (16)% 15% (22)%
Asset Management
   Operating cash flow $406 ($155)
   Days Receivable 20.1 20.5
   Days Inventory on Hand 23 26
Non-GAAP Basis ($M) GAAP Basis ($M)
Q1 FY2010 Business Analysis

5 5 5
Operating
Earnings ($M)
Earnings/(Loss)
from Continuing
Operations ($M)
Diluted EPS from
Continuing
Operations
Operating
Earnings ($M)
Earnings/(Loss)
from Continuing
Operations ($M)
Diluted EPS from
Continuing
Operations
GAAP $240 ($62) ($0.17) $287 $172 $0.48
Restructuring and Employee
Severance (Note)
$60 $42 $0.12 $21 $13 $0.04
Litigation Charges/(Credits), Net - - - - - -
Impairments, Loss on Sale of
Assets and Other, net  $24 $16 $0.04 $4 ($17) ($0.05)
Other Spinoff Costs (Note)
- $198 $0.55 - - -
Non-GAAP $323 $194 $0.54 $311 $168 $0.47
Spinoff Costs Included in
Restructuring and Employee
Severance  $50 $36
Other Spinoff Costs - $198
Total Spinoff Costs $50 $234
Q1 FY 2009 Q1 FY 2010
Q1 FY2010 Operating Earnings and EPS
Note: Costs associated with the spinoff are as follows:

6 6 6
One-time Items Included In GAAP
Financials (Net of Tax)
• $42M - Restructuring and employee severance, primarily
related to spinoff
• $16M - Impairment
• $198M - Other spinoff costs:
– $172M tax charge related to the portion of non-U.S.
earnings that will no longer be indefinitely invested
offshore
– $26M loss associated with the early retirement of
long-term debt

7 7 7
Other Items of Note Affecting
Q1 Financials
• Earlier-than-expected brand price inflation in
pharmaceutical distribution
• Accelerated revenue recognition in Medical
related to the spinoff
• Flu season
• Lower y-on-y tax rate
• Other expense/income

8 8 8
Balance Sheet Items Related to
CareFusion Spinoff
Assets
• $902M – Investment in CareFusion
• $212M – Other assets
– Receivable from CareFusion per our Tax Matters Agreement
Liabilities
• $2.1B – Long-term debt (+$350M - current portion of long-term debt)
• $172M – Deferred income taxes and other liabilities
– Tax charge related to the portion of non-U.S. earnings that will no longer be indefinitely invested offshore
Shareholder’s Equity
• $3.7B – Retained Earnings reduction
– CareFusion spinoff was treated as a dividend to shareholders, and therefore is deducted from retained earnings

9
Pharmaceutical Segment
Business Analysis
Highlights:
• Revenue increased 5%, driven by strong growth in pharmaceutical distribution
– Balanced sales growth with bulk at 6% and non-bulk at 5%
• Segment profit decreased 2% due to year-on-year impact of generic launches and deflation, customer contract repricings and MSI transition, partially offset by nuclear pharmacy margin expansion
• Overall disciplined cost control
• Progress made with generic sourcing, contract compliance and customer-facing IT initiatives
• Strong working capital management
Revenue
Segment Profit
Segment Profit Margin
$22,562
$208
0.92%
Q1 FY10
($M)
$21,404
$213
1.00%
Q1 FY09
($M)
5%
(2%)
% Change

10
Medical Segment
Business Analysis
Highlights:
• Revenue increased 10%, driven by organic growth, accelerated sales recognition related to the spinoff and flu-related sales
– Strong sales growth in lab, ambulatory and Canada
• Segment profit increased 17%, driven by organic growth, the accelerated benefit related to the spinoff, increased sales from flu orders and commodity cost decreases, partially offset by investment in the Medical Transformation program and the y-on-y impact of Tecomet/Medsystems divestitures
• Progress made in Medical Transformation and customer-facing IT initiatives
• Strong expense and capital management
Revenue
Segment Profit
Segment Proft Margin
$2,237
$115
5.13%
Q1 FY10
($M)
$2,037
$98
4.81%
Q1 FY09
($M)
10%
17%
% Change

11 11 FY 2010 outlook

12 12
Pharmaceutical Segment
FY2010 Business Trends and Expectations
November 5, 2009
• Market factors:
– Modest segment revenue growth
– YoY decline in generic launches
– Customer contract repricings
• Key strategic moves benefiting the longer-term:
– Portfolio repositioning to focus (divestitures) and optimize existing platforms (MSI)
– Pfizer DSA transition timing
– Sourcing model changes
• Transformational investments:
– Investments in customer-facing systems
• Balance of year forecast assumes nuclear supply shortage resolves in January 2010
• Strong working capital management continues

13 13
• Market factors:
– Solid segment revenue growth
– Positive impact from decreases in raw materials/COGS
• Transformational investments:
– Medical Transformation progressing
– Progress in ambulatory care channel – investments continue
• Improvement in Presource performance
• Lean/operational excellence initiatives improving supply chain and working capital
• Accelerated revenue recognition related to spinoff
• Impact of flu
Medical Segment
FY10 Business Trends and Expectations
November 5, 2009

14 14
CAH FY 2010 Financial Expectations
November 5, 2009
FY10 outlook
FY09 adjusted
base financials
Revenue:
Low single digit
growth
$96B
Non-GAAP EPS
1
: $1.90 - $2.00 $2.26
1
Non-GAAP diluted earnings per share from continuing operations

15 15
CAH FY10 Overall Expectations
November 5, 2009
FY10 outlook
FY09 adjusted
base financials
Non-GAAP effective tax
rate
36-37% 37%
Diluted weighted average
shares outstanding
361-362M 361.5M
Interest and other, net ~$120M $128M
Capital expenditures $200M - $250M $419M
1
1
Includes $150M synthetic lease retirement

Q&A

18 18 18 Q1 FY10 Trailing Five Quarters

19 19
Segment Analysis: Q1FY10
Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10
Revenue
($M)
21,404 22,079 22,118 22,263 22,562
Segment
Profit ($M)
213 262 286 273 208
Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10
Revenue
($M)
2,037 2,057 1,976 2,090 2,237
Segment
Profit ($M)
98 75 129 83 115
Pharmaceutical Segment
Medical Segment

20 20 20 GAAP to Non-GAAP Reconciliation Statements

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter 2010
(in millions, except per Common Share amounts)	GAAP	Restructuring and Employee Severance[1]	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net[1]	Other Spin-Off Costs	Non-GAAP
Operating Earnings
Amount	$240	$60	$24	—	—	$323
Growth Rate	(16)%					4%
Earnings Before Income Taxes and Discontinued Operations	$175	$60	$24	—	$42	$300
Provision for Income Taxes	$237	$17	$8	—	$(156)	$106
Earnings/(Loss) from Continuing Operations
Amount	$(62)	$42	$16	—	$198	$194
Growth Rate	N.M.					15%
Diluted EPS from Continuing Operations
Amount[2]	$(0.17)	$0.12	$0.04	—	$0.55	$0.54
Growth Rate	N.M.					15%

	First Quarter 2009
	GAAP	Restructuring and Employee Severance[1]	Impairments and Loss on Sale of Assets	Litigation (Credits)/ Charges, Net[1]	Other Spin-Off Costs	Non-GAAP
Operating Earnings
Amount	$287	$21	$4	—	—	$311
Growth Rate	(15)%					(13)%
Earnings Before Income Taxes and Discontinued Operations	$255	$21	$4	—	—	$279
Provision for Income Taxes	$83	$7	$21	—	—	$111
Earnings from Continuing Operations
Amount	$172	$13	$(17)	—	—	$168
Growth Rate	(19)%					(24)%
Diluted EPS from Continuing Operations
Amount	$0.48	$0.04	$(0.05)	—	—	$0.47
Growth Rate	(16)%					(23)%

The sum of the components may not equal the total due to rounding.

[1]

Beginning with the first quarter of fiscal 2010, the Company eliminated the category of special items on its condensed consolidated statements of earnings and began to use “restructuring and employee severance” and “litigation (credits)/charges, net.” Prior periods have been reclassified to conform with this new presentation.

[2]	The weighted average number of shares used in the non-GAAP calculation includes the dilutive potential Common Shares as there is income from continuing operations on a non-GAAP basis.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

GAAP / NON-GAAP RECONCILIATION

	First Quarter
(in millions)	2010	2009
GAAP Effective Tax Rate from Continuing Operations	135.3%	32.4%
Non-GAAP Effective Tax Rate from Continuing Operations
Earnings before income taxes and discontinued operations	$175.0	$254.8
Restructuring and employee severance	59.7	20.7
Impairments and loss on sale of assets	23.6	3.6
Litigation (credits)/charges, net	(0.5)	—
Other spin-off costs	42.3	—

Adjusted earnings before income taxes and discontinued operations	$300.1	$279.1
Provision for income taxes	$236.8	$82.6
Restructuring and employee severance tax benefit	17.4	7.4
Impairments and loss on sale of assets tax benefit	8.1	20.9
Litigation (credits)/charges, net tax expense	(0.2)	—
Other spin-off costs tax expense	(155.9)	—

Adjusted provision for income taxes	$106.2	$110.9
Non-GAAP effective tax rate from continuing operations	35.4%	39.8%

	First Quarter
	2010	2009
Debt to Total Capital	33%	32%
Net Debt to Capital
Current portion of long-term obligations and other short-term borrowings	$362.3	$158.0
Long-term obligations, less current portion and other short-term borrowings	2,103.5	3,593.3

Debt	$2,465.8	$3,751.3
Cash and equivalents	(1,584.8)	(387.5)

Net debt	$881.0	$3,363.8
Total shareholders’ equity	$4,941.2	$7,918.1
Capital	$5,822.2	$11,281.9
Net Debt to Capital	15%	30%

Forward-Looking Non-GAAP Financial Measures

The Company presents non-GAAP earnings from continuing operations and non-GAAP effective tax rate from continuing operations (and presentations derived from these financial measures) on a forward-looking basis. The most directly comparable forward-looking GAAP measures are earnings from continuing operations and effective tax rate from continuing operations. The Company is unable to provide a quantitative reconciliation of these forward-looking non-GAAP measures to the most comparable forward-looking GAAP measures because the Company cannot reliably forecast restructuring and employee severance, impairments and loss on sale of assets, litigation (credits)/charges, net and other spin-off costs, which are difficult to predict and estimate and are primarily dependent on future events. Please note that the unavailable reconciling items could significantly impact the Company’s future financial results.

CARDINAL HEALTH, INC. AND SUBSIDIARIES

DEFINITIONS

GAAP

Debt: long-term obligations plus short-term borrowings

Debt to Total Capital: debt divided by (debt plus total shareholders’ equity)

Diluted EPS from Continuing Operations: earnings from continuing operations divided by diluted weighted average shares outstanding

Effective Tax Rate from Continuing Operations: provision for income taxes divided by earnings before income taxes and discontinued operations

Operating Cash Flow: net cash provided by / (used in) operating activities

Other Spin-Off Costs: costs and tax charges incurred in connection with the Company’s spin-off of CareFusion that are not included in restructuring and employee severance, impairments and loss on sale of assets and litigation (credits)/charges, net. Other spin-off costs include, among other things, the loss on extinguishment of debt and the income tax charge related to the anticipated repatriation of a portion of cash loaned to the Company’s entities within the United States for the three months ended September 30, 2009.

Segment Profit: segment revenue minus (segment cost of products sold and segment distribution, selling, general and administrative expenses)

Segment Profit Margin: segment profit divided by segment revenue

Segment Profit Mix: segment profit divided by total segment profit for all segments

Return on Equity: annualized net earnings divided by average shareholders’ equity

Return on Invested Capital: annualized net earnings plus other (income)/expense, net plus interest expense, net divided by (average total shareholders’ equity plus debt plus unrecorded goodwill)

Revenue Mix: segment revenue divided by total segment revenue for all segments

NON-GAAP

Net Debt to Capital: net debt divided by (net debt plus total shareholders’ equity)

Net Debt: debt minus (cash and equivalents)

Non-GAAP Diluted EPS from Continuing Operations: non-GAAP earnings from continuing operations divided by diluted weighted average shares outstanding

Non-GAAP Diluted EPS from Continuing Operations Growth Rate: (current period non-GAAP diluted EPS from continuing operations minus prior period non-GAAP diluted EPS from continuing operations) divided by prior period non-GAAP diluted EPS from continuing operations

Non-GAAP Earnings from Continuing Operations: earnings from continuing operations excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net and (4) Other Spin-Off Costs, each net of tax

Non-GAAP Earnings from Continuing Operations Growth Rate: (current period non-GAAP earnings from continuing operations minus prior period non-GAAP earnings from continuing operations) divided by prior period non-GAAP earnings from continuing operations

Non-GAAP Effective Tax Rate from Continuing Operations: (provision for income taxes adjusted for (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net and (4) Other Spin-Off Costs) divided by (earnings before income taxes and discontinued operations adjusted for (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net and (4) Other Spin-Off Costs)

Non-GAAP Operating Earnings: operating earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (charges)/credits and (4) Other Spin-Off Costs included within distribution, selling, general and administrative expenses.

Non-GAAP Operating Earnings Growth Rate: (current period non-GAAP operating earnings minus prior period non-GAAP operating earnings) divided by prior period non-GAAP operating earnings

Non-GAAP Return on Equity: (annualized current period net earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs and (5) CareFusion net earnings in discontinued operations, each net of tax) divided by average shareholders’ equity adjusted for the $3.7 billion non-cash dividend issued in connection with the spin-off

Non-GAAP Return on Invested Capital: (annualized net earnings excluding (1) restructuring and employee severance, (2) impairments and loss on sale of assets, (3) litigation (credits)/charges, net, (4) Other Spin-Off Costs, (5) other (income)/expense, net, (6) interest expense, net and (7) CareFusion net earnings in discontinued operations, each net of tax) divided by (average total shareholders’ equity adjusted for the $3.7 billion non-cash dividend issued in connection with the spin-off plus debt plus unrecorded goodwill excluding unrecorded goodwill attributed to CareFusion)